DEAN HELLER
Secretary of State

RENEE L. PARKER
Chief Deputy
Secretary of State

PAMELA RUCKEL
Deputy Secretary
for Southern Nevada

STATE OF NEVADA

OFFICE OF THE
SECRETARY OF STATE

CHARLES E. MOORE
Securities Administrator

SCOTT W. ANDERSON
Deputy Secretary
for Commercial Recordings

ELLICK HSU
Deputy Secretary
for Elections

Certified Copy

September 27, 2006

Job Number: C20060927-0525
Reference Number:
Expedite:
Through Date:

The undersigned filing officer hereby certifies that the attached copies are true and exact copies of all requested statements and related subsequent documentation filed with the Secretary of State's Office, Commercial Recordings Division listed on the attached report.

Document Number(s)	Description	Number of Pages
20060619022-18	Articles of Incorporation	7 Pages/1 Copies

Respectfully,

DEAN HELLER
Secretary of State

By

Certification Clerk

Commercial Recording Division
202 N. Carson Street
Carson City, Nevada 89701-4069
Telephone (775) 684-5708
Fax (775) 684-7138

DEAN HELLER
Secretary of State
206 North Carson Street
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Entity # E0719092006-7
Document Number: 20060619022-18
Date Filed: 9/27/2006 9:48:31 AM
In the office of

Dean Heller
Secretary of State

ABOVE SPACE IS FOR OFFICE USE ONLY

Articles of Incorporation
(PURSUANT TO NRS 78)

Important: Read attached instructions before completing form.

1. Name of Corporation:	Sunrise Global Inc.
2. Resident Agent Name and Street Address: (must be a Nevada address where process may be served)	InCorp Services, Inc. Name: 3155 East Patrick Lane - Suite 1, Las Vegas, NEVADA 89120-3481 Street Address / City / Zip Code None Optional Mailing Address / City / State / Zip Code
3. Shares: (number of shares corporation authorized to issue)	Number of shares with par value: 200,000,000 Par value: $ .001 Number of shares without par value: None
4. Names & Addresses of Board of Directors/Trustees: (attach additional page if there is more than 3 directors/trustees)	1. Shaojun Sun Name: 1108 W. Valley Blvd, STE 6-399, Alhambra, CA 91803 Street Address / City / State / Zip Code 2. Name Street Address / City / State / Zip Code 3. Name Street Address / City / State / Zip Code
5. Purpose: (optional-see instructions)	The purpose of this Corporation shall be: To engage in and carry on any lawful business activities.
6. Names, Address and Signature of Incorporator: (attach additional page if there is more than 1 incorporator)	Shaojun Sun Name / Signature 1108 W. Valley Blvd, STE 6-399, Alhambra, CA 91803 Address / City / State / Zip Code
7. Certificate of Acceptance of Appointment of Resident Agent:	I hereby accept appointment as Resident Agent for the above named corporation. InCorp Services, Inc. 06/22/2006 Authorized Signature of R.A. or On Behalf of R.A. Company / Date

This form must be accompanied by appropriate fees.